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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BALLANTYNE OF OMAHA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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NOTICE AND PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held at

Doubletree Guest Suites Hotel
Executive Suite
7270 Cedar Street
Omaha, Nebraska 68124

on

Wednesday, May 28, 2003 at 4:00 p.m. (Central time)

BALLANTYNE OF OMAHA, INC.
4350 MCKINLEY STREET
OMAHA, NEBRASKA 68112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held May 28, 2003

         The Annual Meeting of Shareholders of Ballantyne of Omaha, Inc. will be held at Doubletree Guest Suites Hotel, Executive Suite, 7270 Cedar Street, Omaha, Nebraska 68124, on May 28, 2003, at 4:00 p.m. for the following purposes:

  1.
  To elect two directors of the Company to three-year terms.

  2.
  To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        Only those shareholders of record at the close of business on March 28, 2003, (the "Record Date") shall be entitled to notice of the meeting and to vote at the meeting.

        In order to assure a quorum, all shareholders are urged to attend the meeting or to vote by proxy. In the event you are present at the meeting, you may withdraw your proxy if you wish to do so, and vote in person.

        If you desire assistance in scheduling overnight accommodations in Omaha, contact Patricia Coleman at Ballantyne at (402) 453-4444, ext. 303. Early reservations are encouraged.

        I look forward to seeing you at the Annual Meeting.

        Dated this 28th day of April, 2003.

By Order of the Board of Directors

John P. Wilmers President and Chief Executive Officer

PROXY STATEMENT
GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ballantyne of Omaha, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on May 28, 2003. Shareholders of record at the close of business on March 28, 2003 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. This Proxy Statement was first mailed to shareholders on approximately April 28, 2003.

VOTING SHARES AND PRINCIPAL HOLDERS

        Based upon the filing with the Securities and Exchange Commission on Schedule 13D pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, certain affiliates of McCarthy Group, Inc., 1125 South 103rd Street, Suite 450, Omaha, Nebraska 68124, report ownership of 3,917,027 shares or 31.1% of the Company's outstanding common stock.

APPOINTMENT AND REVOCATION OF PROXIES

        As of the close of business on March 28, 2003, the Company had 12,608,096 shares of outstanding common stock, all of which are entitled to vote at the Annual Meeting.

        Each share is entitled to one vote on each matter presented.

        Proxies which are properly signed and returned will be voted at the meeting. Shareholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the election of the nominees for director and in accordance with the instructions of the Board of Directors as to any other matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Shareholders who attend the meeting may vote in person even though they have voted by proxy. A proxy is revocable at any time before it is voted and a proxy is automatically revoked upon the giving of a subsequent proxy or by voting in person at the meeting. The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mail, proxies may be solicited by personal interview, telephone or facsimile.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following chart sets forth, as of the close of business on March 28, 2003, certain information concerning beneficial ownership of common stock by each director of the Company, each of the named executives (as defined below), and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned		Percent of Common Stock(1)
John P. Wilmers	382,561	(2)	3.03%
Brad J. French	236,314	(3)	1.87%
Ray F. Boegner	217,719	(4)	1.73%
Dana C. Bradford	189,635	(5)	1.50%
Ronald H. Echtenkamp	180,796	(6)	1.43%
William F. Welsh, II	154,375	(7)	1.22%
Alvin Abramson	16,750	(8)	0*
All directors and executive officers as a group	1,378,150	(9)	10.93%

*
Less than 1% of common stock outstanding.(1)

All executive officers beneficially own 836,594 shares including exercisable stock options, or 6.6% of the outstanding common stock.(1)(10)

(1)
Based upon 12,608,096 shares of common stock outstanding as of March 28, 2003. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of March 28, 2003 upon the exercise of stock options (assumes vesting of certain outside directors stock options effective May 29, 2003). Accordingly, the number of shares and percentage set forth next to the name of such person, all Executive Officers as a group and all Directors and Executive Officers as a group includes the shares of common stock issuable pursuant to presently exercisable stock options. However, the shares of common stock so issuable upon exercise by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(2)
Includes 60,686 shares of common stock directly owned by Mr. Wilmers and 321,875 shares purchasable pursuant to presently exercisable stock options.

(3)
Includes 48,639 shares of common stock directly owned by Mr. French and 187,675 shares purchasable pursuant to presently exercisable stock options.

(4)
Includes 17,444 shares of common stock directly owned by Mr. Boegner and 200,275 shares purchasable pursuant to presently exercisable stock options.

(5)
Includes 173,885 shares of common stock directly owned by Mr. Bradford and 15,750 shares purchasable pursuant to presently exercisable stock options. Mr. Bradford has assigned all voting rights to the 173,885 shares of common stock to the McCarthy Group, Inc. ("MGI") and may not dispose of such shares without prior approval of MGI. The 173,885 shares are also included in the shares of Ballantyne common stock owned by MGI.

(6)
Includes 80,509 shares of common stock directly owned by Mr. Echtenkamp and 100,287 shares purchasable pursuant to presently exercisable stock options.

(7)
Includes 15,000 shares of common stock directly owned by Mr. Welsh and 139,375 shares purchasable pursuant to presently exercisable stock options.

(8)
Includes 1,000 shares of common stock directly owned by Mr. Abramson and 15,750 shares purchasable pursuant to presently exercisable stock options.

(9)
Includes 397,163 shares of common stock owned directly by all directors and executive officers as a group and 980,987 shares purchasable pursuant to presently exercisable stock options.

(10)
Includes 126,769 shares of common stock owned directly by all executive officers and 709,825 shares purchasable pursuant to presently exercisable stock options.

DIRECTOR INFORMATION

        The Bylaws of the Company provide that the Directors shall be divided into three classes. The members of each class serve staggered three-year terms. Mr. Alvin Abramson and Dana C. Bradford are the Class I Directors; Mr. William F. Welsh, II is the Class II Director; and Mr. John P. Wilmers is the Class III Director. The terms of the Class I, Class II and Class III Directors expire on the Annual Meeting of Shareholders to be held in 2005, 2003 and 2004, respectively. Mark D. Hasebroock has been nominated to be the other Class II Director. Mr. Hasebroock was nominated at the suggestion of McCarthy Group, Inc., an affiliate of which owns 31.1% of the Company's outstanding stock.

        On March 8, 2003, Mr. Ronald H. Echtenkamp, whose term as a Class II Director expires at this year's Annual Meeting of Shareholders, declined to stand for re-election to the Board of Directors. Mr. Echtenkamp indicated his decision did not result because of a disagreement with the Company on any matter relating to the Company's operations, policies and practices.

        The Board of Directors has set the number of Directors for 2003 at five. Set forth on the following page is the name, age, principal occupations during the past five years and other information concerning each director or nominee.

Name	Age	Employment History	Director Since	No. of Shares	%
Class I: Term Expires in 2005
Alvin Abramson	74	Retired certified public accountant; former Director of Nebraska Department of Motor Vehicles, Chairman of Audit Committee.	2002	16,750	0 *
Dana C. Bradford	37	Principal of McCarthy Group, Inc. since 1999; Founder and President of Granite Capital and Asset Management prior to 1999.	2002	189,635	1.50%
Class II: Nominees for Election for a Term Expiring in 2006
William F. Welsh, II	61	Chairman of the Board; Chairman of Election Systems & Software since 1994.	2000	154,375	1.22%
Mark D. Hasebroock	43	Owner of Quadrone II, Inc. from February 2002 to present; Executive Vice President of Sales and Chief Operating Officer of GiftCertificates.com from January 2000 to February 2002; Vice President of Mergers and Acquisitions for Level 3 Communications from January 1998 to January 2000; Partner at McCarthy Group, Inc. from January 1989 to December 1997.	N/A	—	—
Class III: Term Expires in 2004
John P. Wilmers	58	President and CEO of the Company since March 1997; previously Executive Vice President of the Company since 1992; joined the Company in 1981 and served in various capacities thereafter.	1995	382,561	3.03%

* Less than 1% of common stock outstanding.

Compensation of Directors

        The Company does not pay directors who are also officers or employees of the Company additional compensation for their service as directors.

        In 2002, compensation for non-employee directors included the following:

  •
  Annual retainer of $20,000

  •
  $1,000 for each Board meeting attended

  •
  $500 for each Board meeting held by telephone conference

  •
  Expenses of attending Board meetings

  •
  New Directors are automatically granted 23,625 options on the first business day after election

  •
  vesting at a rate of 7,875 shares on the first business day after election

  •
  vesting an additional 7,875 shares on the first business day after each annual shareholders meeting, assuming they continue to serve on the Board

    •
    exercise price of all 23,625 options is fair market value on date of initial grant

    •
    options have a term of five years

  •
  Non-employee directors are automatically granted additional options every three years as long as they continue to serve on the Board

        During 2002, the Company granted a 23,625 share stock option to each of Mr. Alvin Abramson and Mr. Dana C. Bradford at the time they became Board members. Mr. William F. Welsh, II was automatically granted a 23,625 stock option in accordance with the 1995 Non-Employee Director Stock Option Plan.

        The Board of Directors held fourteen (14) meetings in 2002, six (6) in person and eight (8) by telephonic communication. No Director was present for less than 75% of all meetings of the Board of Directors and all meetings of committees upon which such Directors served.

LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

        The following is a list of the names and ages of the current executive officers of the Company, their business history for at least the last five years and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
John P. Wilmers	58	Director of Company; President and CEO of Company since March 1997; previously Executive Vice President of Company since 1992; joined Company in 1981 and has served in various capacities thereafter.	1988
Brad J. French	50	COO of the Company since 2000; CFO since 1996; Secretary and Treasurer since 1992; joined Company as Controller in 1990.	1992
Ray F. Boegner	53	Senior Vice President; previously Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined Company in 1985.	1997

EXECUTIVE COMPENSATION

        The following table sets forth a summary of the compensation paid to the Chief Executive Officer and two other executive officers of the Company whose total compensation exceeded $100,000 for the fiscal years ended December 31, 2002, 2001, and 2000.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and principal position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Other annual compensation ($) (d)	Restricted stock awards(s) ($) (f)	Securities underlying Options/SARs (#) (g)	LTIP Payouts ($) (h)	All other compensation ($)(2) (i)
John P. Wilmers, President and Chief Executive Officer	2002 2001 2000	215,000 205,219 212,106	-0- -0- -0-			125,000 -0- -0-		5,500 3,294 3,969
Brad J. French, Chief Operating Officer, Secretary and Treasurer, Chief Financial Officer	2002 2001 2000	135,000 128,839 133,183	-0- -0- -0-			100,000 -0- -0-		4,050 2,799 3,173
Ray F. Boegner, Senior Vice President	2002 2001 2000	145,000 138,235 143,048	-0- -0- -0-			100,000 -0- -0-		4,125 3,422 3,975

(1)
Messrs. Wilmers, French and Boegner were subject to a voluntary 7% base compensation reduction from October 9, 2000 until July 31, 2001.

(2)
Amounts represent contributions made by the Company under the Ballantyne Retirement and Savings Plan described herein.

Stock Option Grants in Fiscal Year 2002

Name	Date Granted	Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option term (2)
						5%	10%
John P. Wilmers	05/01/02	125,000	27.5%	0.62	04/30/12	$48,739	$123,515
Brad J. French	05/01/02	100,000	22.0%	0.62	04/30/12	$38,991	$98,812
Ray F. Boegner	05/01/02	100,000	22.0%	0.62	04/30/12	$38,991	$98,812

(1)
Options were exercisable on date of grant.

(2)
Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown above (compounded annually) from the date of grant until the end of the option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise). Therefore, there is no assurance that the value realized will be at or near the potential realizable as calculated in this table.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        The following table sets forth information with respect to exercised and unexercised options and SARs, if any, during fiscal year 2002.

			Number of securities underlying unexercised options/SARs at fiscal 2002 year end (#)	Value of unexercised in-the-money options/SARs at fiscal 2002 year end ($)
Name (a)	Shares acquired on exercise (#) (b)	Value Realized ($) (c)	Exercisable ("Ex") Unexercisable ("Un") (d)(1)(2)	Exercisable ("Ex") Unexercisable ("Un") (e)(2)
John P. Wilmers	0	0	321,875 ("Ex")	$17,500 ("Ex")
Brad J. French	0	0	187,675 ("Ex")	$14,000 ("Ex")
Ray F. Boegner	0	0	200,275 ("Ex")	$14,000 ("Ex")

(1)
Adjusted for all stock splits and dividends effected by the Company.

(2)
The value in column (e) was determined by using the last reported per share trade price ($0.76) on December 31, 2002, less the option exercise price, multiplied by the number of shares.

Employment Contracts

        Mr. Wilmers was elected President and Chief Executive Officer of the Company effective March 1, 1997. The Compensation Committee and the Board of Directors approved a three-year contract for Mr. Wilmers commencing January 23, 2003 which replaced Mr. Wilmers' existing contract. Mr. Wilmers' base compensation is $215,000 per year. He is also eligible to participate in the executive Profit Sharing Plan ("Bonus Plan") and other normal employee benefits.

        Mr. French is a party to a three-year employment agreement dated January 23, 2003 which replaced Mr. French's existing contract. Mr. French's base compensation is $135,000 per year. He is also eligible to participate in the Bonus Plan and other normal employee benefits.

        Mr. Boegner is a party to a three-year employment agreement dated January 23, 2003, which replaced Mr. Boegner's existing contract. Mr. Boegner's base compensation is $145,000 per year. He is also eligible to participate in the Bonus Plan and other normal employee benefits.

Key Employees Bonus Plan

        During 2002, Messrs. Wilmers, French and Boegner participated in the Bonus Plan pursuant to which such employees are entitled to earn cash bonuses if the Company achieves specific operating levels that are established by the Board. The calculation of the annual bonus pool is subject to the approval of the Compensation Committee of the Board. The distribution of the pool among members of management is determined by Mr. Wilmers subject to approval by the Compensation Committee. The Chief Executive Officer, currently Mr. Wilmers, is entitled to receive no more than 40% of the pool. No bonuses have been paid for the years ended December 31, 2002, 2001 and 2000.

Retirement and Savings Plan

        The Company has adopted a Retirement and Savings Plan (the "Plan"), which is a combination savings and profit sharing plan designed to qualify under Section 401 of the United States Internal Revenue Code of 1986, as amended (the "Code"), including the provisions of Section 401(k). All employees of Ballantyne who are at least twenty-one years old and who have completed one year and 1,000 hours of service are eligible to participate in the Plan.

        Each Participant may contribute an amount up to six percent (6%) of such Participant's salary to the matching portion of the Plan, and such Participant may make supplemental contributions up to an additional nine percent (9%) of such Participant's salary. These supplemental contributions are not eligible for matching contributions from the Company. Ballantyne's matching contribution is $.50 for each dollar contributed by the Participant to the matching portion of the Plan. In addition, the Company may elect, at the discretion of the Board, to contribute an additional amount. All contributions to the Plan are nonforfeitable. For 2002, Participants under age 50 could contribute no more than $11,000 to the Plan while certain Participants age 50 or older could contribute up to $12,000.

        Benefits may be distributed to Participants or their beneficiaries, as the case may be, in the event of a Participant's death, retirement or other termination of service, or, if the Participant so requests, on reaching age 59 1/2. Participants may be eligible to withdraw benefits in case of hardship.

        Contributions to the Plan made by the Company on behalf of Messrs. Wilmers, French and Boegner are included in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

Responsibility; Composition of Committees

        The Company has a Compensation Committee which is responsible for reviewing and recommending to the Board of Directors of the Company annually the compensation to be paid to the President and Chief Executive Officer of the Company. The Compensation Committee is comprised of three members of the Board of Directors, Messrs. Echtenkamp (Chair), Bradford and Welsh.

        Mr. Wilmers, in his capacity as President and Chief Executive Officer of the Company, determines the compensation to be paid to Mr. French and Mr. Boegner, subject to review by the Compensation Committee.

        The Company also has an independent committee, the Stock Option Committee, which is responsible for the granting of options under the 1995 Stock Option Plan of the Company to executive officers, directors and key employees of the Company. The Stock Option Committee is comprised of Messrs. Welsh and Echtenkamp. The Company also has an Outside Director Stock Option Committee, which is responsible for the granting of options under the Non-Employee Director's Stock Option Plan. The Outside Director Stock Option Committee is comprised of Mr. Brad French and Mr. Myron Kaplan.

Compensation Philosophy

        Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer's performance, the level of responsibility associated with the executive officer's office, recruitment requirements and the performance of the Company. Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time. The major elements of the executive officers' compensation are base salary, short-term incentive in the form of a bonus payable from the Bonus Plan and a long-term incentive in the form of options to purchase common stock, with an emphasis on annual bonuses and options.

Base Salary

        The base salaries of executive officers have historically reflected, and will continue to reflect their individual contribution. Base salaries have historically been reviewed annually.

Cash Bonuses

        The executive officers participate in the Bonus Plan pursuant to which they receive cash bonuses if the Company achieves specific operating levels. The bonus pool is based upon a percentage of operating income, as defined by the Board of Directors. The calculation of the bonus pool will be subject to approval of the Compensation Committee. The distribution among management is at the initial determination of Mr. Wilmers but is also subject to approval by the Compensation Committee. Mr. Wilmers may receive no more than 40% of the bonus pool. Participant bonuses will continue to be based upon individual performance during the prior year. No bonuses were paid for the year 2002.

Stock Options

        The 1995 Stock Option Plan (the "Option Plan") of the Company is designed to give employees, officers and directors of the Company the incentive to maximize wealth for shareholders by participating in the long-term growth of the Company. The Committee granted options for an aggregate of 455,000 shares to eight employees during 2002, including options for an aggregate of 225,000 shares to the executive officers.

        As to future options, the Stock Option Committee will consider the number and terms of the options outstanding when determining to grant options. The Option Plan currently provides that no member of the Stock Option Committee can participate in the Option Plan during his membership on the Stock Option Committee. According to the provisions of the Option Plan, the Stock Option Committee determines, among other things, the number of shares of common stock to be optioned, the option price and the term of the option.

        The Company's general policy is to grant options with an exercise price equal to the fair market value of the common stock on the date of grant and having a ten year term. In no event will options be granted at less than 85% of fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

        The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company's business, and its expectation as to his future contributions in directing the long-term success of the Company and its business.

        The Committee maintained the Chief Executive Officer's base salary of $215,000 during 2002, plus participation in the Bonus Plan and other normal employee benefits.

        The foregoing report is submitted by the Compensation and Stock Option Committees of the Board of Directors of the Company in accordance with requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company.

  Ronald H. Echtenkamp (Chair)
  William F. Welsh, II
  Dana Bradford

REPORT OF THE AUDIT COMMITTEE

        The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee consists of Messrs. Alvin Abramson (Chairman), Ronald H. Echtenkamp and William F. Welsh, II, who are independent directors, as defined by NASD Listing Standards. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company and periodically reviews and evaluates their performance and independence from management.

        Management has primary responsibility for the Company's financial statements. The Company's independent auditors, KPMG LLP, audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles. Additionally, KPMG LLP conducts quarterly reviews of the Company's financial statements in accordance with the Statement on Auditing Standards ("SAS") No. 71, "Interim Financial Information," as amended by SAS No. 90 "Audit Committee Communications."

        During the year ended December 31, 2002:

  •
  The Company's independent auditors discussed with the Audit Committee issues required to be discussed by SAS No. 61 "Communications with Audit Committees" as amended by SAS No. 90. SAS No. 61, as amended by SAS No. 90 specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

  •
  The Audit Committee reviewed the Company's audited financial statements, the Company's unaudited quarterly financial statements and met with both management and KPMG LLP to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with generally accepted accounting principles.

  •
  The Audit Committee has received and reviewed written disclosures from KPMG LLP required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees" (concerning matters that may affect an auditor's independence) and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditor's independence.

  •
  Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

        The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

  Alvin Abramson (Chair)
  Ronald H. Echtenkamp
  William F. Welsh, II

PERFORMANCE GRAPH

        The following performance graph shows the cumulative total return on the Company's common stock, the S & P 500 Index and a peer group for the past five years. The peer group is made up of four corporations (namely Concord Camera Corp., Accom, Inc., Showscan Entertainment, Inc., and Sonic Solutions, Inc.). The peer group is comprised of companies engaged in the sale of products related to the theater, motion picture or image capturing or image projection businesses. The Company is unable to identify, for comparison purposes, any public industry or line-of-business indices because the small number of companies offering similar or competing products are divisions or subsidiaries of much larger, diversified companies.

        The performance graph assumes the value of the investment in the common stock and each index was $100 and that all dividends were reinvested.

Ballantyne of Omaha, Inc.
	Cumulative Total Return
	12/97	12/98	12/99	12/00	12/01	12/02
Ballantyne of Omaha, Inc.	$100.00	$73.44	$50.31	$3.32	$4.81	$6.65
S&P 500	$100.00	$128.58	$155.64	$141.46	$124.65	$97.10
Peer Group	$100.00	$102.53	$328.41	$425.91	$257.65	$197.13

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CERTAIN RELATIONSHIPS IN RELATED TRANSACTIONS

        During May 2001, BalCo Holdings, LLC, an affiliate of McCarthy Group, Inc., an Omaha based merchant banking firm, purchased 3,238,845 shares, or approximately 26% of the outstanding stock of the Company from GMAC Financial Services, which obtained the shares from the Company's former parent company, Canrad of Delaware, Inc., a subsidiary of ARC International Corporation. During October, 2001 certain affiliates of McCarthy Group, Inc. purchased an additional 678,182 shares bringing the collective holdings to 3,917,027 shares or approximately 31.1% of the outstanding shares of the Company. The Board of Directors of the Company amended the Shareholder Rights Plan to permit these two purchases.

SHAREHOLDER PROPOSALS

        In accordance with the rules of the Securities and Exchange Commission, shareholder proposals must be received by December 31, 2003 to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Shareholders which is expected to be held in May, 2004. It is suggested that any shareholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Shareholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 2004 Annual Meeting of Shareholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Independent Public Accountants

        KPMG LLP ("KPMG"), certified public accountants, are the independent public accountants for the Company.

        Representatives of KPMG are expected to be present at the shareholders' meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from shareholders.

        The aggregate fees billed by KPMG for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were approximately $82,000.

        There were no fees billed by KPMG for the Company's most recent fiscal year for professional services rendered in connection with financial information systems design and implementation.

        The aggregate fees for all other services rendered by KPMG for the Company's most recent fiscal year were approximately $21,000, including audit related services of approximately $6,000. Audit related services include fees for employee benefit plan audits and consultation on accounting matters. Non-audit related services represent primarily tax services for the year ended December 31, 2002.

        KPMG will make a proposal to act as independent public accountants for 2003, which will be considered by the Audit Committee.

Other Matters

        The Board of Directors does not know of any other matters to be presented at the Annual Meeting. In the event that other business is properly brought before the meeting, it is the intention of the proxy holders named in the proxy to vote the proxies in accordance with the recommendation of the Board of Directors.

BALLANTYNE OF OMAHA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
MAY 28, 2003

        The undersigned hereby constitutes and appoints John P. Wilmers and Brad J. French, with full power to act alone or together, or any substitute appointed by either of them, as the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders of Ballantyne of Omaha, Inc. to be held at Doubletree Guest Suites Hotel, Executive Suite, 7270 Cedar Street, Omaha, Nebraska 68124, on the 28th day of May, 2003 at 4:00 p.m. or any adjournments thereof, as indicated hereon.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

  Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.	Please Mark Here for Address Change or Comments. SEE REVERSE SIDE.	☒

1.	ELECTION OF DIRECTORS: Nominees: 01 William F. Welsh II 02 Mark D. Hasebroock		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
	FOR the Nominees listed above (except as marked to contrary below)	WITHHOLD ALL
	☐	☐

INSTRUCTION: To withhold authority to vote for
any individual nominee, mark the "For the
Nominees listed above" box and write that
nominee's name on the following blank line.

Exceptions:

Dated:	, 2003
Signature of Shareholder
Signature of Shareholder
Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

/\ FOLD AND DETACH HERE /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/btne		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROXY STATEMENT GENERAL INFORMATION
VOTING SHARES AND PRINCIPAL HOLDERS
APPOINTMENT AND REVOCATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTOR INFORMATION
LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS IN RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION